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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                            -------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): JUNE 9, 1999





                                INTERVOICE, INC.
             (Exact name of Registrant as specified in its charter)




             TEXAS                       000-13616              75-1927578
(State or other jurisdiction of         (Commission          (I.R.S. Employer
 incorporation or organization)         File Number)        Identification No.)




         17811 WATERVIEW PARKWAY
              DALLAS, TEXAS                                        75252
(Address of principal executive offices)                         (Zip Code)




       Registrant's Telephone Number, including area code:  (972) 454-8000



                                 NOT APPLICABLE
             (Former name, former address and former fiscal year, if
                           changed since last report)




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            CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

         We have made forward-looking statements in this document that are subject to risks and uncertainties. Forward-looking statements encompass the information in this document regarding the below-listed factors, many of which relate to completion of the acquisition by InterVoice, Inc. ("InterVoice") of Brite Voice Systems, Inc. ("Brite") through the Offer, as defined herein, followed by the merger of a subsidiary of InterVoice with Brite (the "Merger"):


             o synergies                  o assimilation of Brite into
             o growth                       InterVoice
             o cost savings               o economic conditions
             o the Merger consideration   o fair market value of Brite's assets
             o operating performance      o the timetable for closing the Merger

         Our forward-looking statements are also identified by words such as "believes," "expects," "anticipates," "intends," "estimates" or similar expressions.

         For those statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

         You should understand that the following important factors, in addition to those discussed in this document and other documents which are incorporated by reference, could affect the future results of InterVoice and Brite, and our future results after the effective date of the Merger, and could cause those results or other outcomes to differ materially from those expressed in our forward-looking statements:

         o A price decline in InterVoice common stock could cause the value of the Merger consideration received to be less than the $13.40 per share of Brite common stock paid in the Offer.

         o InterVoice is highly leveraged as a result of indebtedness incurred to finance the Offer and Merger.

         o We may be unable to successfully integrate the businesses and products of InterVoice and Brite after the Merger.

         o Our failure to meet rapidly changing market demands in the highly competitive telecommunications industry could negatively impact our competitive position.

         o If we are unable to keep up with rapid changes in technology, we could lose customers and be unable to attract new customers.

         o Year 2000 problems for us, our suppliers or our customers could increase our liabilities and expenses and decrease our revenues and profitability.

         o We depend upon the continued availability of suitable non-proprietary computing platforms and system operating software that are compatible with our products.

         o Certain of the components for our products are available from limited suppliers. Our operating results could be adversely affected if we are unable to obtain such components in the future.

         o We may be unable to retain our customer base and, in particular, our more significant customers because such customers generally are not contractually obligated to place future orders with us.

         o Our industry will face increasing litigation with respect to the enforcement of patents, copyrights and other intellectual property.

         o International distribution and sales of our products involve special risks, including unexpected changes in regulatory requirements, unexpected changes in exchange rates, the difficulty and expense of






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              maintaining foreign offices and distribution channels, tariffs and other barriers to trade, difficulty in protecting intellectual property rights, and foreign governmental regulations that may limit or restrict sales of call automation systems and systems for telecommunications service providers. Additionally, changes in foreign credit markets and currency exchange rates may result in requests by many international customers for extended payment terms and may have an adverse impact on our cash flow and our level of accounts receivable.

         o The quantity and size of large sales (sales valued at approximately $1 million or more) during any fiscal quarter will fluctuate, which can cause wide variations in our sales and earnings on a quarter to quarter basis.

         o We must hire and retain, within our compensation parameters, qualified technical talent and outside contractors in highly competitive markets for the services of such personnel.

         o Our fixed price contracts require that we properly estimate costs of developing application software and otherwise tailoring our systems to customer-specific requests.

         o Other mergers and acquisitions between companies in the telecommunications and financial industries which could result in fewer customers purchasing our products for telecommunications and banking applications, and/or delay such purchases by customers that are in the process of reviewing their strategic alternatives in light of a merger or acquisition.

         o We expect continuing legislative, judicial and administrative changes and, in particular, changes affecting the telecommunications industry, such as the Telecommunications Act of 1996. While many industry analysts expect the Telecommunications Act of 1996 ultimately to result in at least a temporary surge in the procurement of telecommunications equipment and related software and other products, there is no assurance that we can estimate with sufficient accuracy those products which will ultimately be purchased, the timing of any such purchases or the quantities to be purchased.

         o Extreme price and volume trading volatility in the stock market has had a substantial effect on the market prices of securities of many high technology companies, frequently for reasons other than the operating performance of such companies. These broad market fluctuations could adversely affect the market price of our common stock.




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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 9, 1999, InterVoice, Inc. ("InterVoice"), through its wholly-owned subsidiary InterVoice Acquisition Subsidiary III, Inc., a Nevada corporation ("Merger Sub"), completed the purchase of 9,158,155 shares of the common stock, no par value (collectively, the "Shares"), of Brite Voice Systems, Inc., a Kansas corporation ("Brite"), pursuant to a tender offer by Merger Sub to purchase 9,158,155 Shares at a purchase price of $13.40 per Share, net to the seller in cash, without interest, upon the terms and subject to the Tender Offer Statement on Schedule 14D-1 filed with the Securities and Exchange Commission on May 3, 1999 (as amended, the "Schedule 14D-1"), which, together with all amendments or supplements thereto, constituted the "Offer." The number of Shares purchased in the Offer represented approximately 75% of the issued and outstanding Shares at the time of purchase. The Merger Sub purchased the Shares in connection with that certain Acquisition Agreement and Plan of Merger among InterVoice, Merger Sub and Brite dated as of April 27, 1999 (the "Merger Agreement"). The Merger Agreement provides that Merger Sub will acquire the remaining 25% of the outstanding Brite Shares in the Merger whereby each Brite Share will be exchanged for shares of common stock, no par value, of InterVoice valued at $13.40. The exchange ratio in the Merger will be determined based on the average closing price of an InterVoice share for 25 trading days preceding the Merger. As a result of the Merger, Brite will become a wholly-owned subsidiary of InterVoice.

         The total amount of cash used by Merger Sub to acquire the Shares tendered in the Offer was $122.7 million and InterVoice expects to incur transactional costs associated with the Offer and the Merger of approximately $10.8 million. Bank of America National Trust and Savings Association arranged and syndicated a $150 million credit facility to finance the Offer and the Merger.

         Brite is based out of Heathrow, Florida and designs, integrates, assembles, markets and supports voice processing and call processing systems and services which incorporate prepaid/postpaid applications, voice response, voice recognition, voice/facsimile messaging, audiotex and interactive computer applications into both standard products and customized market solutions.




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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Financial Statements of Brite Voice Systems, Inc. (incorporated by reference to pages 22 to 44 of Brite's Annual Report on Form 10-K405 for the fiscal year ended December 31, 1998 and pages 3 to 8 of Brite's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).

                  -        Report of Independent Certified Public Accountants

                  -        Consolidated Balance Sheets as of December 31, 1998
                           and 1997

                  - Consolidated Statements of Income for the Years ended December 31, 1998, 1997 and 1996

                  - Consolidated Statements of Comprehensive Income for the Years ended December 31, 1998, 1997 and 1996

                  - Consolidated Statements of Stockholders' Equity for the Years ended December 31, 1998, 1997 and 1996

                  - Consolidated Statements of Cash Flows for the Years ended December 31, 1998, 1997 and 1996

                  - Notes to Consolidated Financial Statements for the Years ended December 31, 1998, 1997 and 1996

                  - Consolidated Balance Sheets as of March 31, 1999 (Unaudited) and December 31, 1998

                  - Consolidated Statements of Income for the Three Months Ended March 31, 1999 and 1998 (Unaudited)

                  - Consolidated Statements of Comprehensive Income for the Three Months Ended March 31, 1999 and 1998 (Unaudited)

                  - Consolidated Statements of Cash Flows for the Three Months Ended March 31, 1999 and 1998 (Unaudited)

                  - Notes to Consolidated Financial Statements for the Three Months Ended March 31, 1999 and 1998 (Unaudited)

         (b)      Pro Forma Financial Information (Unaudited)

                  -        Unaudited Pro Forma Combined Financial Statements

                  - Unaudited Pro Forma Combined Balance Sheet as of February 28, 1999

                  - Unaudited Pro Forma Combined Statement of Operations for the Fiscal Year ended February 28, 1999

                  -        Notes to Unaudited Pro Forma Combined Financial
                           Statements

         (c)      Exhibits

         2.1 Acquisition Agreement and Plan of Merger by and among InterVoice, Inc., InterVoice Acquisition Subsidiary III, Inc. and Brite Voice Systems, Inc. dated as of April 27, 1999 (incorporated herein by reference to Exhibit 99.(c)(1) to the Schedule 14D-1 filed by InterVoice, Inc. and InterVoice Acquisition Subsidiary III, Inc. on May 3, 1999).

         99.1 Financial Statements of Brite Voice Systems, Inc. (incorporated by reference to pages 22 to 44 of Brite's Annual Report on Form 10-K405 for the fiscal year ended December 31, 1998 and pages 3 to 7 of its Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).

         99.2*    Pro Forma Financial Information

         99.3 The Credit Agreement dated June 1, 1999, among InterVoice, Inc., InterVoice Acquisition Subsidiary III, Inc., Bank of America National Trust and Savings Association, an administrative agent and other agents and lenders and certain other financial institutions indicated as being parties to the Credit Agreement (incorporated herein by reference to Exhibit 99.(b)(1) to the Schedule 14D-1 (Amendment No. 4) filed by InterVoice, Inc. and InterVoice Acquisition Subsidiary III, Inc. on June 14, 1999).

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*filed herewith




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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     INTERVOICE, INC.




                                     By:  /s/ Rob-Roy J. Graham
                                          -------------------------------------
                                          Rob-Roy J. Graham
                                          Secretary and Chief Financial Officer





Date:    June 23, 1999





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                                  EXHIBIT INDEX


         EXHIBIT
         NUMBER            DESCRIPTION
         ------            -----------
         2.1               Acquisition Agreement and Plan of Merger by and among
                           InterVoice, Inc., InterVoice Acquisition Subsidiary
                           III, Inc. and Brite Voice Systems, Inc. dated as of
                           April 27, 1999 (incorporated herein by reference to
                           Exhibit 99.(c)(1) to the Schedule 14D-1 filed by
                           InterVoice, Inc. and InterVoice Acquisition
                           Subsidiary III, Inc. on May 3, 1999).

         99.1              Financial Statements of Brite Voice Systems, Inc.
                           (incorporated by reference to pages 22 to 44 of Brite's Annual Report on Form 10-K405 for the fiscal year ended December 31, 1998 and pages 3 to 7 of its Quarterly Report on Form 10-Q for the quarter ended
                           March 31, 1999).

         99.2*             Pro Forma Financial Information

         99.3              The Credit Agreement dated June 1, 1999, among
                           InterVoice, Inc., InterVoice Acquisition Subsidiary
                           III, Inc., Bank of America National Trust and Savings
                           Association, an administrative agent and other agents and lenders and certain other financial institutions indicated as being parties to the Credit Agreement
                           (incorporated herein by reference to Exhibit
                           99.(b)(1) to the Schedule 14D-1 (Amendment No. 4) filed by InterVoice, Inc. and InterVoice Acquisition
                           Subsidiary III, Inc. on June 14, 1999.


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*filed herewith